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                                                UNITED STATES
                                     SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C. 20549

                                                  FORM 8-K

                                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): August 25, 2010

                                     SOUTHERN CALIFORNIA EDISON COMPANY
                           (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                          2244 Walnut Grove Avenue
                                               (P.O. Box 800)
                                         Rosemead, California 91770
                        (Address of principal executive offices, including zip code)

                                                626-302-1212
                            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On August 25, 2010, SCE agreed to sell $500,000,000 principal amount of its 4.50% First and
Refunding Mortgage Bonds, Series 2010B, Due 2040.  For further information concerning the bonds, refer to the exhibits attached to this report.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         See the Exhibit Index below.

                                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         SOUTHERN CALIFORNIA EDISON COMPANY
                                                                    (Registrant)

                                                                /s/ CHRIS C. DOMINSKI
                                                      ________________________________________
                                                                  CHRIS C. DOMINSKI
                                                            Vice President and Controller

Date:  August 27, 2010

                                                EXHIBIT INDEX

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Exhibit No.        Description

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1                  Underwriting Agreement dated as of August 25, 2010
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4.1                One Hundred Twentieth Supplemental Indenture dated as of August 26, 2010
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4.2                Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of August 25, 2010
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5                  Opinion of Counsel
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12.1               Statement re Computation of Ratios of Earnings to Combined Fixed Charges and Preferred
                   Equity Dividends
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12.2               Statement re Computation of Ratios of Earnings to Fixed Charges
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